Cash and cash equivalents	6 Months Ended
Jun. 30, 2026
Cash and cash equivalents [abstract]
Cash and cash equivalents
9 Cash and cash equivalents
Cash and cash equivalents are comprised of the following:

	As of
In thousands of USD	December 31, 2025	June 30, 2026
Cash at bank and in hand	69,419	42,983
Short-term deposits	7,251	4,448
Total Cash and cash equivalents	76,670	47,431
Cash at banks earns interest at floating rates based on daily bank deposit rates. Short-term deposits are made for varying periods, depending on the immediate cash requirements of the Group, and earn interest at the respective short-term deposit rates.
The Group has no restricted cash presented in cash and cash equivalents as of June 30, 2026 (December 31, 2025: nil).
While cash and cash equivalents are also subject to the impairment requirements of IFRS 9 ("Financial Instruments"), the identified expected credit loss was immaterial, due to low credit risk rating of the financial institutions.